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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  January 6, 1997
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                              THE REGISTRY, INC.
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               (Exact name of registrant as specified in charter)

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
  MASSACHUSETTS                           0-28192                      04-2920563
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(State or other jurisdiction      (Commission File Number)         (I.R.S. Employer
of incorporation                                                   Identification No.)

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189 Wells Avenue, Newton, MA                              02159
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(Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code:  (617) 527-6886
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Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          On January 6, 1997, The Registry, Inc. (the "Company") issued 2,736 shares (the "Shares") of the Company's common stock no par value per share, to certain employees of James Duncan & Associates ("JD&A"), a United Kingdom corporation. The Shares were issued in reliance on Regulation S, under the Securities Act of 1933, as amended to non-U.S. persons. The Shares were issued in connection with the Company acquiring, through a wholly-owned subsidiary, all of the outstanding share capital of AFC Holdings (Guernsey Limited, a Guernsey trust which holds all of the outstanding share capital of JD&A).

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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                THE REGISTRY, INC.


                                By: /s/ Robert E. Foley
                                   --------------------------------
                                   Name:  Robert E. Foley
                                   Title: Chief Financial Officer and Treasurer


Date:  January 17, 1997

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